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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 7, 2000


                              PAGING NETWORK, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       0-19494                  04-2740516
-----------------------------         ------------           -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)



      14911 Quorum Drive
        Dallas, Texas                                                75240
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (972) 801-8000


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.

         Paging Network, Inc., a Delaware corporation (the "Company"), Arch Communications Group, Inc., a Delaware corporation ("Arch") and St. Louis Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Arch ("Merger Sub"), have entered into an Agreement and Plan of Merger dated as of November 7, 1999, as amended on January 7, 2000 and as further amended on May 10, 2000 and July 23, 2000 (the "Merger Agreement"), pursuant to which Merger Sub will be merged with and into the Company (the "Merger") with the Company as the corporation surviving in the Merger.

         On September 7, 2000, the Company, Arch and Merger Sub entered into a further amendment of the Merger Agreement which decreases the number of shares of Arch common stock to be issued to the Company's stockholders in the Merger and increases the number of shares to be issued to the Company's creditors by an equivalent amount. As a result of the amendment, the Company's stockholders will receive 0.04796505 of a share of Arch common stock for each share of the Company's common stock they own immediately prior to the effective time of the Merger.

Item 5.  Other Events

         On September 8, 2000, the Company issued the press release attached as exhibit 99.1 hereto.

Item 7.  Exhibits.

2.1 Agreement and Plan of Merger, dated as of November 7, 1999, by and among the Company, Arch and Merger Sub. (1)

2.2 Amendment to Agreement and Plan of Merger, dated as of January 7, 2000, by and among the Company, Arch and Merger Sub. (2)

2.3 Amendment No. 2 to Agreement and Plan of Merger, dated as of May 10, 2000, by and among the Company, Arch and Merger Sub. (3)

2.4 Amendment No. 3 to Agreement and Plan of Merger, dated as of July 23, 2000, by and among the Company, Arch and Merger Sub. (4)

2.5 Amendment No. 4 to Agreement and Plan of Merger, dated as of September 7, 2000, by and among the Company, Arch and Merger Sub.

99.1     Press Release, dated September 8, 2000.

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         (1) Previously filed as an exhibit to the Registrant's Current Report on Form 8-K dated November 17, 1999, and incorporated by reference herein.

         (2) Previously filed as an exhibit to the Registrant's Current Report on Form 8-K dated January 20, 2000, and incorporated by reference herein.

         (3) Previously filed as an exhibit to the Registrant's Amendment No. 1 to Form S-4 (File No. 333-94403) dated May 12, 2000, and incorporated by reference herein.

         (4) Previously filed as an exhibit to the Registrant's Current Report on Form 8-K dated July 28, 2000, and incorporated by reference herein.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: September 19, 2000                     PAGING NETWORK, INC.


                                              By: /s/ JOHN P. FRAZEE, JR.
                                                  ------------------------------
                                                  John P. Frazee, Jr.
                                                  Chairman and Chief
                                                  Executive Officer